SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):February 23, 2000
                                                 -------------------------------

                              INFOCAST CORPORATION
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             (Exact name of registrant as specified in its charter)


    Nevada                      0-27343                84-1460887
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(State or other jurisdiction   (Commission             (IRS Employer
 of incorporation)             File Number)            Identification No.)


          One Richmond Street West, Suite 902, Toronto, Ontario M5H 3W4
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (416) 867-1681
                                                   -----------------------------

Item 5.  Other Events.
         -------------

         On February 23, 2000, InfoCast Corporation (OTCBB: IFCC) (the "Company") announced that it has entered into an agreement to merge with i360 Inc. For additional information, reference is made to the news release which is incorporated herein by reference and is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and
         ---------------------------------------------------------
         Exhibits.
         ---------

      (c) Exhibits

      Exhibit No.                                 Exhibit
      -----------                                 -------

         99.1            Press Release dated February 23, 2000.



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
                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INFOCAST CORPORATION
                                          --------------------
                                          (Registrant)



Dated: February 23, 2000                  By: /s/ James Leech
                                             -----------------------------------
                                          Name:  James Leech
                                          Title: President and Chief Executive
                                                 Officer
                                                 (Principal Executive Officer)

                                          By: /s/ Herve Seguin
                                             -----------------------------------
                                          Name:  Herve Seguin
                                          Title: Chief Financial Officer
                                                 (Principal Financial and
                                                 Accounting Officer)

                                  EXHIBIT INDEX
                                  -------------


99.1              Press Release dated February 23, 2000.